                                                                   Exhibit 10.12

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Lessor  NTFC CAPITAL CORPORATION                 MASTER CAPITAL LEASE AGREEMENT
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                               LESSEE INFORMATION
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Lessee                                           Person to Contact/Title
       PHASE METRICS, INC.                       R. Joseph Saunders
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Address                                    Master Capital
                                           Lease Agreement No. [X]Corporation
                                                               [ ]Proprietorship
                                                               [ ]Partnership
10260 Sorrento Valley Road                       53440
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City              County                State    Zip Code      Telephone Number
San Diego         San Diego             CA       92121         (619)597-7978
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    TERMS AND CONDITIONS (Reverse side contains Terms and Conditions which are also a part of this Agreement)

1. LEASE: Subject to Lessee's compliance with its obligations herein, Lessor shall purchase and lease to Lessee, and Lessee shall lease from Lessor, the equipment and associated items ("Equipment") that shall be described on or referred to in any Equipment Schedule ("Schedule") to this Master Capital Lease Agreement ("Agreement") which is executed from time to time by Lessor and Lessee and which makes reference to this Agreement. Each Schedule shall be subject to the terms and conditions set forth in this Agreement. To the extent certain computer programs and documentation used to describe, maintain and use the programs ("Software") are furnished with the Equipment, and a non-exclusive license and/or sublicense is granted in Lessee's agreement with a supplier ("Supplier") to purchase the Equipment ("Supplier Agreement"), Lessor grants to Lessee a similar non-exclusive sublicense to use the Software only in conjunction with the Equipment for so long as the Equipment is leased hereunder. The Equipment and Software (collectively, the "System") include all parts, repairs, additions, accessories, attachments and a substitutions thereto. Any reference to "Lease" shall mean with respect to each System described in any particular Schedule, this Agreement, the Schedule, the Consent of Supplier, the Delivery and Acceptance Certificate, any riders, amendments and addenda thereto, and other documents as may from time to time be made a part hereof. As conditions precedent to Lessor's obligation to purchase and lease any Equipment and sublicense the Software to Lessee, not later than the Scheduled Commencement Date as set forth on the applicable Schedule, (a) Lessee and Lessor shall have both executed this Agreement, a Schedule and other documentation as contemplated herein in Lessor's form thereof, and (b) Lessor, in its reasonable opinion, shall not determine that there has been a material adverse change in Lessee's condition. Upon Lessor's execution and acceptance of the Schedule, Lessee hereby assigns to Lessor its rights to receive title to the Equipment and any non-exclusive sublicense to use the Software as of the date the System is delivered to the location shown on the applicable Schedule ("Installation Site") and delegates to Lessor its duty to pay to the Supplier the Price (as defined in Section 5 below) for the System under the Supplier Agreement, but no other right, interest or obligation thereunder. Effective upon the termination of the Term (as defined below and as shown in the applicable Schedule), for any reason after the commencement of the Lease, other than Lessee's election to purchase the Equipment, Lessee hereby assigns to Lessor and Lessor hereby accepts from Lessee, all of Lessee's then remaining rights pursuant to the applicable Supplier Agreement.

2. TERM; RENEWAL AND EXTENSIONS: This Agreement will become effective upon execution by both Lessee and Lessor and shall continue in effect thereafter so long as any Lease remains in effect and may be terminated thereafter upon the mutual agreement of the parties. Provided all other conditions precedent to a Lease have been met, the lease term for the System described on each Schedule shall commence on the earlier of the date of execution by the Lessee of Lessor's form of Delivery and Acceptance Certificate or the date Lessor deems the System accepted pursuant to Section 6 herein ("Commencement Date"), and continue and be non-cancellable for the full number of months or other periods as set forth in such Schedule ("Initial Term"), plus any mutually agreed extension thereto, if any, (collectively, the "Term"), the first such full month commencing on the first day of the month following the Commencement Date (or commencing on the Commencement Date if such date is the first day of the month).

3. RENT AND PAYMENT: Lessee shall pay to Lessor all the rental payments as shown in the applicable Schedule ("Rent") during the entire Term of the Lease, except as such Rent may be adjusted pursuant to this Section, plus such additional amounts as are due Lessor under the Lease. Rent shall be paid monthly (or other Payment Frequency designated in the applicable Schedule) in advance on the first day of each calendar month (or other such Payment Frequency period) (each such date being hereinafter called a "Rent Payment Date"). If the Commencement Date for a Lease is other than the first day of a calendar month (or other payment period), Lessee shall pay to Lessor on the Commencement Date an amount equal to the Rent set forth in the Schedule prorated daily based on a 360-day year for each day from and including the Commencement Date to and including the last day of such month or other payment period. The Rent is based upon the Supplier's estimated total price of the System and the acceptance of the System by Lessee on or before the Scheduled Commencement Date (as set forth in the Schedule). If the Price (as defined below and as set forth in the Schedule) of the installed System exceeds or is less than the estimate as a result of a job change order ("JCO"), the Lessee authorizes Lessor to adjust the Rent accordingly. If the Commencement Date occurs after the Scheduled Commencement Date and Lessor waives the condition precedent that the Commencement Date occur on or before the Scheduled Commencement Date, Lessor's then current Lease Rate Factor for similar transactions shall apply and the Lessee authorizes Lessor to adjust the Rent, if required. Rent may also be adjusted as a result of any Modifications or Additions (as defined in Section 1 of the Schedule) made pursuant to Section 2 of the Schedule. Lessor shall inform Lessee in writing of any such adjustment. Whenever any payment of Rent or otherwise is not made within ten days of when due, to the extent permitted by applicable law, Lessee agrees to pay on demand (as a fee to offset Lessor's collection and administrative expenses), the greater of twenty-five dollars per month or one and one-half percent per month of all overdue amounts but not exceeding the lawful maximum, if any. All payments provided for herein shall be payable to Lessor in U.S. dollars at Lessor's address set forth in Section 22 hereof or such other place as Lessor directs, in writing.

4. ADVANCE PAYMENT: Lessee shall pay to Lessor, upon the execution and delivery of a Schedule, the advance payment set forth in that Schedule ("Advance Payment") in consideration for the Lessor's holding funds available to purchase the Equipment and sublicense the Software and as compensation for Lessor's review of Lessee's credit. Upon Lessor's acceptance of the Lease, the Advance Payment shall be applied to the payment(s) of Rent as set forth in the Schedule. Any Advance Payment shall be non-refundable if Lessee fails to timely provide all documentation and satisfy all conditions required by the Lease.

5. INTERIM FUNDING: Lessee hereby elects interim funding ("Interim Funding") and Lessee delegates and Lessor hereby assumes, subject to this Section, the obligation to pay the Price to Supplier pursuant to the applicable Supplier Agreement, notwithstanding the fact that such payments may be due prior to the Commencement Date ("Interim Funding Advances"). The term "Price" shall mean an amount equal to the actual purchase price of the System as set forth in the Supplier Agreement, and shall exclude all other costs, fees, damages, charges or sales or other taxes, whether imposed by Supplier or any other party and whether included in the Supplier Agreement as part of the purchase price of the System. All Interim Funding Advances shall bear interest (calculated daily based upon a 360-day year) at an annual rate equal to the "Base Lending Rate" designated by Citibank N.A., New York, New York adjusted as of the effective date of any change in such designation, plus two and one-half percent, or such lesser rate as shall be the maximum rate permitted by applicable law ("Interim Rate"). The periodic Rent shall be increased as a result of adding to the Price of the System an amount equal to the interest accrued on all Interim Funding Advances from the date of each advance until the Commencement Date.

6. DELIVERY AND ACCEPTANCE: All transportation, delivery and installation arrangements and costs (except to the extent any such costs are included in the Price of the System upon which the Rent is computed) are the sole responsibility of Lessee. Lessee assumes all risk of loss and the risk of any damages if the Supplier fails to deliver or delays in the delivery of any System, or if any System is unsatisfactory for any reason. Lessee agrees to accept the System, for purposes of any Lease, by signing the Delivery and Acceptance Certificate within thirty days after the date such System is connected to a public telephone network in a manner permitting calls to be made through such System to or from the Installation Site ("Cut-Over Date"). If Lessee fails or refuses to sign the Delivery and Acceptance Certificate within thirty days after the Cut-Over Date,
(a) Lessor may declare Lessee's assignments and the delegation set forth in
Section 1 hereof to be null and void ab initio and thereupon the Lease shall terminate; Lessor shall have no obligations under the Lease; and Lessee shall, on demand, immediately pay to Lessor all amounts previously paid by Lessor to Supplier, as Interim Funding Advances, plus Lessor's out-of-pocket expenses and all accrued interest on such Interim Funding Advances at the Interim Rate from the date of Lessor's payment to the Supplier to the date all sums due from Lessee to Lessor under the Lease are paid in full; or (b) unless Lessee gives Lessor written notice to the contrary within thirty days after the Cut-Over Date, Lessor may conclusively assume that the System is in good operation order and accepted by Lessee and Lessor may purchase the Equipment and obtain a sublicense to use the Software, with the Initial Term to commence as of the thirtieth day after the Cut-Over Date, as determined by the Supplier.

7. NET LEASE: THIS LEASE IS A NET LEASE AND LESSOR SHALL NOT BE RESPONSIBLE FOR THE DELIVERY, INSTALLATION, MAINTENANCE, USE, OPERATION, PERFORMANCE, SERVICE OR CONDITION OF ANY SYSTEM OR ANY DELAY IN, OR INADEQUACY OF, ANY OR
ALL OF THE FOREGOING: Lessee agrees that all of Lessee's obligations under the Lease, specifically including its non-cancellable obligation to pay all Rent and other amounts due, are and shall be absolute and unconditional, and shall not be subject to any delay, reduction, setoff, defense, counterclaim or recoupment for any reason whatsoever including any failure of the System, or any part thereof, or any misrepresentations of any supplier, manufacturer, installer, vendor or distributor. Lessor and Lessee acknowledge that any manufacturer's warranties inure to the benefit of Lessee, to the extent such warranties are given, for so long as the System is leased, and Lessee agrees to pursue any claim it has directly against any supplier, manufacturer, installer, vendor or distributor and agrees that it shall not pursue any such claim against Lessor. Lessee shall continue to pay Lessor all amounts payable under the Lease under any and all circumstances. Except as specifically set forth in the Lease, nothing contained herein, in any Schedule, or elsewhere shall be deemed to modify, limit or expand the rights, warranties, remedies, liabilities contained in the Supplier Agreement, and neither Lessee nor Lessor shall have any greater rights, warranties, or remedies than are provided to Lessee pursuant to the Supplier Agreement.

8. QUIET ENJOYMENT: Lessor warrants that neither Lessor, nor any assignee or anyone acting or claiming through Lessor will interfere with Lessee's quiet enjoyment and use of the System so long as no Event of Default shall have occurred under the Lease and be continuing.

9. TAXES AND FEES: Lessee shall promptly reimburse Lessor, upon demand, as additional Rent(s), or shall pay directly, if so requested by Lessor, all license and registration fees, sales, use, personal property taxes and all other taxes and charges imposed by any federal, state, or local governmental or taxing authority, relating to the purchase, ownership, leasing, subleasing, possession, use, operation, or relocation of the System or upon the Rent or receipts with respect to the Lease, excluding, however, all taxes computed upon the net income of Lessor.

10. DISCLAIMER OF WARRANTIES AND DAMAGES: LESSEE ACKNOWLEDGES THAT (I) THE SIZE, DESIGN, CAPACITY OF THE SYSTEM AND THE MANUFACTURER AND SUPPLIER HAVE BEEN SELECTED BY LESSEE; (II) LESSOR IS NOT A MANUFACTURER, SUPPLIER, DEALER DISTRIBUTOR OR INSTALLER OF PROPERTY OF SUCH KIND; (III) NO MANUFACTURER OR



        EXCEPT AS OTHERWISE PROVIDED IN SECTIONS 3, 5 AND 6 OF THIS AGREEMENT OR SECTION 2 OF A SCHEDULE, ANY MODIFICATIONS, AMENDMENTS OR WAIVERS TO THE LEASE SHALL BE EFFECTIVE ONLY IF MUTUALLY AGREED UPON IN A WRITING, DULY EXECUTED BY AUTHORIZED REPRESENTATIVES OF THE PARTIES.

NTFC CAPITAL CORPORATION                   PHASE METRICS, INC.


BY        /s/ MARY M. JONES                BY        /s/ R. J. SAUNDERS
   -------------------------------------      -------------------------------------
      Authorized Representative                    Authorized Representative


PRINT NAME  MARY M. JONES                  PRINT NAME  R. J. SAUNDERS
           -----------------------------              -----------------------------
TITLE  MGR., CONTRACT ADM.  DATE 1/13/96
     ---------------------      --------   TITLE       V.P.           DATE  1/1/96
                                                ---------------------      --------

                         MASTER CAPITAL LEASE AGREEMENT
                        TERMS AND CONDITIONS (CONTINUED)

SUPPLIER OR ANY OF THEIR REPRESENTATIVES IS AN AGENT OF LESSOR OR AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THE LEASE; AND (IV) EXCEPT FOR LESSOR'S WARRANTY OF QUIET ENJOYMENT, LESSOR HAS NOT MADE AND DOES NOT HEREBY MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER INCLUDING, WITHOUT LIMITATION, THE DESIGN, QUALITY, CAPACITY, MATERIAL, WORKMANSHIP, OPERATION, CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR HIDDEN OR LATENT DEFECT OF THE SYSTEM OR ANY PORTION THEREOF, OR AS TO ANY PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT. LESSEE LEASES THE SYSTEM "AS IS", "WHERE IS." IN NO EVENT SHALL LESSOR BE LIABLE TO LESSEE OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, WITHOUT LIMITATION, ANY PERSONAL INJURY DAMAGES, LOSS OF PROFITS OR SAVINGS, OR LOSS OF USE, OR FOR ANY DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR LESSOR'S NEGLIGENCE (OTHER THAN PERSONAL INJURY OR PROPERTY DAMAGE CAUSED BY LESSOR'S SOLE ACTIVE NEGLIGENCE), OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER RESULTING FROM ANY BREACH OF THE LEASE, USE OF THE SYSTEM OR OTHERWISE.

11. MAINTENANCE, USE, AND OPERATION: At all times during the Term, Lessee, at its sole cost and expense, shall maintain the System in good repair, condition and working order, ordinary wear and tear excepted; shall use the System and all parts thereof for its designated purpose and in compliance with all applicable laws; and shall at all times keep the System in its possession and control and not permit such System to be moved from the Installation Site without Lessor's prior written consent.

12. TITLE; SECURITY INTEREST; PERSONAL PROPERTY: Title to the Equipment is vested in Lessor subject to Lessee's rights under the Lease. In order to secure all of its obligations hereunder, Lessee hereby (i) grants to Lessor a first and prior security interest in any and all right, title and interest of Lessee in the Equipment Software and in all additions, attachments, accessions, replacements and leased Modifications and Additions (as defined in Section 1 of the Schedule) thereto and substitutions therefor, and proceeds thereof and (ii) agrees that the Lease may be filed as a financing statement evidencing such security interest. The System is, and shall at all times remain, the personal property of Lessor even if the Equipment is affixed or attached to real property or any improvements thereon. At Lessor's request, Lessee shall at no charge promptly affix to the System any tags, decals, or plates furnished by Lessor indicating Lessor's ownership of the Equipment and Lessee shall not permit their removal or concealment. Lessee shall at all times keep the System free and clear of all liens, and encumbrances, except those arising through the actions of Lessor. Lessee, at its expense, shall otherwise cooperate to defend the title of Lessor and to maintain the status of the System and all parts thereof as personal property. If requested by Lessor, Lessee will, at Lessee's expense, furnish a waiver of any interest in the Equipment from any party having an interest in any such real estate or building in which the System, or any part thereof, is located. Lessor may inspect the System at anytime during normal business hours of Lessee.

13. RETURN OF SYSTEM: Unless the Lessee has exercised its option to purchase as set forth in Section 3 of the Schedule at the end of the Initial Term, or any extension thereof, or upon any prior termination of a Lease pursuant to the terms of that Lease, Lessee shall, at its own risk and sole expense, immediately return the System to Lessor, by properly removing, disassembling and packing it for shipment, loading it on board a carrier acceptable to Lessor, and shipping the same to a destination specified by Lessor, freight and insurance prepaid, in the same condition and operating order as existed when received, ordinary wear and tear excepted. Lessee shall pay to Lessor any amount necessary to place the System in good repair condition and working order, ordinary wear and tear excepted.

14. INSURANCE: Lessee shall, at its expense, upon delivery of each System to its Installation Site and at all times thereafter, keep the System insured against all risks of loss or damage for an amount equal to the installed replacement cost for such System. Lessee shall also, at its expense, provide and maintain comprehensive general liability insurance. All insurance policies shall name Lessor as an additional insured and loss payee, as applicable, and shall be with an insurer, having a "Best Policy Holders" rating of "A" or better, and in such form, amount and deductibles as are satisfactory to Lessor. Each such policy must state by endorsement that the insurer shall give Lessor not less than thirty days prior written notice of any amendment, renewal or cancellation. Lessee shall, upon request, furnish to Lessor satisfactory evidence that such insurance coverage is in effect. Lessee may self insure with respect to the above coverages, with Lessor's prior written consent.

15. CASUALTY: If any System, in whole or in part, shall be lost or stolen or destroyed, or damaged from any cause whatsoever, or is taken in any condemnation or similar proceeding by a governmental authority (any such event is hereafter called an "Event of Loss"), Lessee shall promptly and fully notify Lessor thereof. Lessee shall, at its option (i) immediately place the affected Equipment and Software in good condition and working order, or (ii) replace the affected item with like equipment or software in good repair, condition and working order and transfer clear title or the sublicense thereto to Lessor, or
(iii) pay to Lessor, within ten days of the Event of Loss, an amount equal to the Stipulated Loss Value ("SLV") (as hereinafter defined) for such affected Equipment or Software plus any other amounts then due and unpaid with respect to such Equipment and Software. If an Event of Loss occurs as to part of a System for which the SLV is paid, such event shall be treated as applicable only to the affected Equipment or Software, whereupon the Lease with respect thereto shall terminate and a prorata amount of all future rentals therefor shall abate from the date the SLV payment is actually received by Lessor. Upon the making of all required payments by Lessee pursuant to (iii) above, title to the applicable Equipment or the sublicense to the applicable Software shall pass to Lessee, (with no warranties) subject to the rights, if any, of the insurer. The SLV shall be an amount calculated by Lessor which is the present value at the higher of six percent (6%) simple interest rate or the lowest rate allowed by law of all Rent and other amounts payable by Lessee with respect to a System, or affected part thereof, from the date of the Event of Loss to the expiration date of the applicable Term. If Lessor shall receive any insurance proceeds or net awards, Lessor may, at its option, apply all or any part of such proceeds and awards to any obligations of Lessee to Lessor.

16. DEFAULT: Lessee shall be in default under the Lease upon the occurrence of any of the following events ("Event of Default" or "default"): (a) failure by Lessee to pay any installment of Rent or other amounts payable under the Lease for a period of ten days or more after receipt by Lessee of written notice thereof from Lessor of such default; or (b) failure by Lessee to perform any other material term, covenant or condition contained in any Lease or any other agreement of Lessee given in connection with the Lease, and such failure or breach shall continue uncured for twenty days after receipt by Lessee of written notice thereof; (c) the inaccuracy of any material representation or warranty made by the Lessee in connection with any Lease which failure or inaccuracy shall continue for a period of thirty (30) days or more; or (d) Lessee's ceasing to do business as a going concern or making a bulk sale; (e) except to the extent prohibited by applicable law, the Lessee becoming insolvent, making an assignment for the benefit of creditors, filling a voluntary petition or having an involuntary petition filed or action commenced against it under the United States Bankruptcy Code or any similar federal or state law; or (f) failure by Lessee to perform any of its obligations under any other agreement or lease with Lessor.

17. REMEDIES: If an Event of Default has occurred, Lessor shall have the right, in its sole discretion, to exercise any one or more of the following remedies:
(a) declare any Lease entered into pursuant to this Agreement and/or any other lease between Lessor and Lessee to be in default; (b) terminate any Lease; (c) recover from Lessee all Rent and any and all amounts then due and unpaid; and
(d) recover from Lessee all Rent and other amounts to become due, by acceleration or otherwise, on or before the expiration date of the applicable Term (plus the estimated fair market value of the System at the end of the applicable Term, if the System is not returned in accordance with Section 13 hereof), such amounts described insubsection (d) being discounted to the present value at the higher of six percent (6%) simple interest rate or the lowest rate allowed by law; such amounts described in (c) and (d) being the agreed upon damages ("Liquidated Damages"); (e) charge Lessee interest on all the Liquidated Damages due Lessor at the rate of one and one-half percent per month from the date of default until paid, but in no event more than the maximum rate permitted by law; (f) demand the Lessee return any System to Lessor in accordance with
Section 13; and (g) take possession of any System wherever located, with or without demand or notice, or any court order or any process by law. Upon repossession or return of a System, Lessor may at its sole option, sell, lease or otherwise dispose of the System in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net proceeds thereof, if any, toward the Liquidated Damages but only after deducting all expenses including, without limitation, reasonable attorneys' fees incurred in enforcement of any remedy of Lessor. Lessee shall be liable for any deficiency if the net proceeds available after the permitted deductions are less than Liquidated Damages. No right or remedy is exclusive of any other provided herein or permitted by law or equity. All rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.

18. INDEMNITY: Each Lease is a net lease. Therefore, Lessee shall indemnify Lessor against, and hold Lessor harmless from, and covenants to defend Lessor against, any and all losses, claims, liens, encumbrances, actions, suits, damages, obligations, liabilities and liens (and all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lessor in connection therewith) arising out of or in any way related to the Lease including, without limitation, the selection, purchase, delivery, ownership, lease, licensing, possession, maintenance, condition, use, operation, rejection or return of the System, the recovery of claims under insurance policies thereon, from Lessee's failure to commence the Lease of a System, or from any misuse, breach or violation of the Software sublicense, including, without limitation, unauthorized duplication of or modification to the Software, or arising by operation of law, excluding, however, any of the foregoing which result from the sole negligence or willful misconduct of Lessor. Lessee agrees that upon written notice by Lessor of the assertion of any claims, liens, encumbrances, actions, damages, obligations or liabilities, Lessee shall assume full responsibility for, or at Lessor's sole option, reimburse Lessor for, the defense thereof. The provisions of this Section shall continue in full force and effect notwithstanding full payment of the obligations under the Lease and survive the termination of the Lease for any reason, provided, however, the provisions hereof shall not survive longer than the applicable statute of limitations.

19. ASSIGNMENT: Lessor may, in whole or in part, without notice to or the consent of Lessee, sell, assign, grant a security interest in, or pledge its interest in the System and/or the Lease and any amounts due or to become due hereunder to any third party ("Assignee"). Upon receiving written notice from Lessor, Lessee shall, if so directed, pay all Rent and other amounts due directly to Assignee without abatement, deduction or setoff and free from any deduction for any claim or counterclaim, defense or other right which Lessee may have against Lessor or any other person or entity. Any Assignee shall be entitled to rely on Lessee's agreements as stated in the Lease, as applicable, and shall be considered a third-party beneficiary thereof. Lessee shall also execute and deliver to Lessor or any Assignee any additional documentation as Lessor or Assignee may reasonably request. Lessor shall be relieved of its future obligations under the Lease as a result of such assignment if Lessor assigns to Assignee ownership of the Equipment and Assignee assumes Lessor's future obligations. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN, SUBLEASE, TRANSFER, PLEDGE, MORTGAGE OR OTHERWISE ENCUMBER (COLLECTIVELY, A "TRANSFER") THE SYSTEM OR THE LEASE OR ANY OF ITS RIGHTS THEREIN OR PERMIT ANY LEVY, LIEN OR ENCUMBRANCE THEREON. Any attempted nonconsensual Transfer by Lessee shall be void ab initio. No Transfer shall relieve Lessee of any of its obligations under the Lease.

20. MISCELLANEOUS: (a) Any failure of Lessor to require strict performance by Lessee or any waiver by Lessor of any provision of the Lease shall not be construed as a consent to or waiver of any other breach of the same or of any other provision. (b) No obligation of the Lessor hereunder shall survive the expiration or other termination of the Lease. (c) All of the Lessee's indemnities, waivers, assumptions of liability and duties contained in the Lease and all Lessor's disclaimers shall continue in full force and effect and survive the expiration or other termination of the Lease. (d) If there is more than one Lessee, the obligations of each Lessee are joint and several. (e) The Lessee agrees to execute and deliver to Lessor, upon demand, in a form satisfactory to Lessor, any and all other documents and assurances reasonably requested from time to time by Lessor, to evidence the intent of the Lease, or to protect Lessor's interest in a System, including any UCC financing statements or any waivers of interest or liens. To this end, Lessee appoints Lessor as its attorney-in-fact to execute, deliver and file or record such financing statements. Lessee agrees to pay the costs of filing or recording such documentation. (f) Lessee shall deliver to Lessor such additional financial information as Lessor may reasonably request. (g) THE LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TENNESSEE and the Lessee consents and agrees that personal jurisdiction and subject matter jurisdiction shall be with the courts of the State of Tennessee, or the Federal District Court for the Middle District of Tennessee, solely at Lessor's option, with respect to any provision of the Lease. (h) If any provision shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired. (i) In the event Lessee fails to pay or perform any obligations under the Lease, Lessor may, at its option, pay or perform said obligation, and any payment made or expense incurred by Lessor in connection therewith shall be due and payable by Lessee upon demand by Lessor with interest thereon accruing at the maximum rate permitted by law until paid. (j) No lease charge, late charge, fee or interest, if applicable, is intended to exceed the maximum amount permitted to be charged or collected by applicable law. If one or more of such charges exceed such maximum, then such charges will be reduced to the legally permitted maximum charge and any excess charge will be used to reduce the Price of the System or refunded. (k) Time is of the essence in the Lease and in each of the Lease provisions. (l) Lessee shall pay Lessor on demand all costs and expenses, including reasonable attorneys' and collection fees incurred by Lessor in enforcing the terms and conditions of the Lease or in protecting Lessor's rights and interests in the Lease or the System.

21. TAX MATTERS: As between Lessor and Lessee, the Lease of any System hereunder shall be a financing transaction and Lessee shall be entitled to claim any available cost recovery deductions with respect to the Equipment.

22. NOTICES: Notices, demands and other communications to be effective shall be transmitted in writing by telex, telecopy, or facsimile transmission and confirmed by a similar mailed writing, by hand delivery, by first class, Registered or Certified Mail, return receipt requested, or an overnight courier service, addressed to Lessor at 220 Athens Way, Nashville, Tennessee 37228-1314 (Attention: Treasurer) or to Lessee as the case may be, at the billing address set forth on the applicable Schedule or at such other address as the parties may hereinafter substitute by written notice. Notice shall be effective four (4) days after the date it was mailed or upon receipt, whichever is earlier.

23. ORGANIZATION; AUTHORITY: The Lessee is duly organized and validly existing and in good standing under the laws of its State of formation and has the power and authority to execute and deliver this Agreement and any Schedules and riders thereto. The person executing this Agreement and any Schedules has been given authority to bind the Lessee and the Lease constitutes a legally binding and enforceable obligation of the Lessee.

24. COUNTERPARTS: The Lease, including the Delivery and Acceptance Certificate and any Schedules and riders thereto, may be executed by one or more of the parties on any number of separate counterparts (which may be originals or copies sent by facsimile transmission) each of which counterparts shall be an original, but all of which taken together shall be deemed to constitute one and the same instrument.

25. ENTIRE AGREEMENT: The Lease constitutes the entire agreement between Lessor and Lessee with respect to the subject matter hereof and supersede all previous negotiations, proposals, commitments, writings, and understandings of any nature whatsoever. No agent, employee, or representative of Lessor has any authority to bind Lessor to any representation or warranty concerning the System and, unless such representation or warranty is specifically included in the Lease, it shall not be enforceable by Lessee against Lessor.

26. BINDING NATURE: This Agreement and each Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns.

--------------------------------------------------------------------------------
Lessor
            NTFC CAPITAL CORPORATION                         AGREEMENT ADDENDUM
--------------------------------------------------------------------------------
Lessee                                                  Agreement No.
               PHASE METRICS, INC.                                  53440
--------------------------------------------------------------------------------




Contemporaneously with entering into the Agreement referenced above, Lessee and Lessor agree to the following amendments to the Agreement:

27. SECTION 16. DEFAULT. The following words are added after subsection (d) of
Section 16 prior to the semicolon:

          ; provided however, Lessees' entering into a merger transaction that is accounted for as a pooling of interests as permitted pursuant to
          Section 19 shall not be considered an Event of Default.

28. SECTION 18. INDEMNITY. The words "which result from the sole" are deleted from the tenth line of Section 18 and the words "to the extent they result from the " substituted in lieu thereof.

29. SECTION 19. ASSIGNMENT. The following is added as the sixth and seventh sentences of Section 19:

          Notwithstanding the foregoing, Lessee is not required to obtain Lessor's written consent prior to entering into a merger transaction that is accounted for as a pooling of interests. However, Lessee shall provide Lessor within 10 days after the consummation of such a transaction all relevant information concerning the transaction as well as execute and deliver to Lessor such documents as Lessor may reasonably request including, without limitation, an assignment and appropriate financing statements.




NTFC CAPITAL CORPORATION                        PHASE METRICS, INC.



BY         /s/ MARY M. JONES                    BY         /s/ R. J. SAUNDERS
  ------------------------------------------      ------------------------------------------
       Authorized Representative                       Authorized Representative

PRINT NAME   MARY M. JONES                      PRINT NAME      R. J. SAUNDERS
           ---------------------------------               ---------------------------------
TITLE  MGR. CONTRACT ADM. DATE   1/13/96
     --------------------      -------------    TITLE        V.P.         DATE    1/1/96
                                                     --------------------      -------------

--------------------------------------------------------------------------------
Lessor
             NTFC CAPITAL CORPORATION                  CERTIFICATE OF SECRETARY
--------------------------------------------------------------------------------
Lessee                                                 Agreement No.
                      PHASE METRICS, INC.                         53440
--------------------------------------------------------------------------------


I, Richard A. Fink , the secretary of Phase Metrics, Inc. , a California corporation (hereinafter "Corporation"), hereby certify as follows:

1. I am the duly elected, qualified and acting ____________________ Secretary of the Corporation, and I am charged with maintaining the records, minutes, and seal of the Corporation.

2. The leasing of telecommunications equipment and the sublicensing of associated software by the Corporation from Lessor, the execution and delivery of a Master Capital Lease Agreement and Equipment Schedules thereto, whether executed now or in the future, together with all related instruments and documents (collectively "Leases") have been duly authorized by appropriate corporate action.

3. Pursuant to the Corporation's By-laws, Certificate of Incorporation, and any other appropriate documents of the Corporation as may be applicable, the following named person has been properly designated and appointed to the office indicated below, and that person continues to hold the office at this time.

  NAME OF OFFICER                TITLE                 SIGNATURE OF OFFICER


  R. J. Saunders             Vice President             /s/  R. J. SAUNDERS
------------------          -----------------        --------------------------


4. Pursuant to the Corporation's By-laws, Certificate of Incorporation, and any other appropriate documents of the Corporation as may be applicable, the person designated to serve in the above-entitled capacity has been given sufficient authority to act on behalf of, and to bind the Corporation with respect to the execution and delivery of the Leases.

5. The Leases will constitute valid, legal, binding and enforceable obligations of the Corporation upon execution by the person whose name is set forth above and by an authorized representative of NTFC Capital Corporation.

6. Pursuant to the Corporation's By-laws, Certificate of Incorporation, and any other appropriate documents of the Corporation as may be applicable, I have the power and authority to execute this Certificate on behalf of the Corporation, and I have so executed this Certificate and set the seal of the Corporation on the 1st day of January, 1996.




      (SEAL)
                                   By:    /s/  RICHARD A. FINK
                                      ------------------------------------
                                              Secretary



                                   Note: The officer designated in paragraph 3 above must be other than the Secretary or Assistant Secretary executing this Certificate.